                                                                  EXHIBIT 10.80


                            THIRTEENTH AMENDMENT TO
                     DEBTOR-IN-POSSESSION CREDIT AGREEMENT

                               November 15, 2001


                  Reference is made to that certain Debtor-In-Possession Credit Agreement dated as of January 20, 2000 (as heretofore amended, the "DIP CREDIT AGREEMENT"), by and among Mariner Health Group, Inc., a Delaware corporation ("MHG"), as debtor and debtor-in-possession, and each of MHG's subsidiaries listed on the signature pages thereof, each as debtor and debtor-in-possession (each such subsidiary and MHG individually referred to herein as a "BORROWER" and, collectively, on a joint and several basis, as the "BORROWERS"); the Lenders listed on the signature pages thereof; First Union National Bank, as syndication agent; PNC Capital Markets, Inc. and First Union Securities, Inc., as co-arrangers; and PNC Bank, National Association, as collateral agent and administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), and as an issuing bank for Letters of Credit thereunder. Capitalized terms used herein without definition herein shall have the meanings assigned to such terms in the DIP Credit Agreement and the Borrowing Order.

                  Borrowers and Lenders desire to amend the DIP Credit Agreement to (i) extend the maturity date of the DIP Credit Agreement, (ii) make certain amendments to Section 5.01 with respect to the financial reporting obligations of the MHG Companies, and (iii) make certain amendments to Section
7.07 with respect to the amount of Overhead Payments payable to MPAN each month. The Lenders are prepared to do so solely on the terms and conditions herein.

                  NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lenders hereby agree as follows:

                  First, the Borrowers and the undersigned Lenders hereby agree that the definition of "Stated Maturity Date" is hereby amended by deleting the reference to "December 31, 2001" contained therein and substituting therefor "April 1, 2002"

                  Second, Section 1.01 of the Agreement is hereby amended by adding the following new definition in its appropriate alphabetical order:

                           "YEAR 2002 OPERATING BUDGET" has the meaning set
                  forth in Section 7.07.

                  Third, Section 5.01 of the Agreement is hereby amended by deleting subsection (c) thereof in its entirety and by substituting the following new subsection (c) in lieu thereof:


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                           (c)      as soon as available and in any event
                  within 90 days after the end of each Fiscal Year (including the Fiscal Year ended December 31, 1999), (i) the consolidated balance sheet of MHG and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of MHG and its Consolidated Subsidiaries for such Fiscal Year, all in reasonable detail and certified by a Financial Officer of MHG that they fairly present the financial condition of MHG and its Consolidated Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated and (ii) except for such financial statements relating to Fiscal Years ending on or after December 31, 2001 (for which no such report shall be required unless the Administrative Agent, by written notice to MHG, requests an auditor's report for such Fiscal Year, in which event such auditor's report shall be provided on or before the later of
                  (i) the 90th day after MHG's receipt of such request and (ii) the 90th day after the end of the Fiscal Year in question), a report thereon of Ernst & Young, LLP or other nationally recognized firm of independent public accountants, which report shall state that such consolidated financial statements fairly present the consolidated financial position of MHG and its Consolidated Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  Fourth, the Borrowers and the undersigned Lenders hereby agree that Section 7.07 is hereby amended by deleting such section in its entirety and by substituting the following paragraph as a new Section 7.07:

                  "No MHG Company will declare or make any Restricted Payment on or after the Closing Date other than (i) as permitted by Section
         7.15 and clauses (a), (b) and (c) of the proviso to Section 7.05; and
         (ii) as long as no Specified Default has occurred and is continuing or would result therefrom, MHG may make weekly payments to MPAN on the last Business Day of each of the first four weeks of each month after the Closing Date, in an amount in each such week not to exceed 1.25% of "Revenues" projected in the Fiscal Year 2002 operating budget for MHG and its Consolidated Subsidiaries (a copy of which has been provided to the Agents and the Lenders) (the "YEAR 2002 OPERATING BUDGET") for the month in which such week occurs, provided, however, that beginning on November 1, 2001 through and including August 31, 2002 (the "REDUCTION PERIOD"), each such weekly payment shall be reduced by $250,000, such that the total amount of weekly payments made in any full calendar month during the Reduction Period shall be equivalent to 5% of "Revenues" projected in the Year 2002 Operating Budget less $1,000,000 (the amount so payable in each such week being the "OVERHEAD PAYMENT" payable for such week); provided, however, that
         (a) in the event 5% of "net inpatient revenues" of the Borrowers for any month, as reflected in the inpatient income statement delivered pursuant to Section 5.01(a)(ii)(A), exceeds the aggregate amount of Overhead Payments (prior to giving effect to the weekly reductions made during the Reduction Period described above) payable during such month, the Borrowers shall pay the amount of such excess to MPAN at the time of the next Overhead Payment, and (b) in the event 5% of "net inpatient revenues" of the Borrowers for any month, as reflected in the inpatient income statement delivered pursuant to Section 5.01(a)(ii)(A), is less than the aggregate amount of Overhead Payments (prior to giving effect to the weekly reductions made during the Reduction Period described above) payable during such month, the Borrowers shall deduct the amount of the difference from the payments of the next succeeding Overhead Payment or Overhead Payments payable to the full extent thereof; provided, further, that if the Borrowers fail to deliver the inpatient income statement required at the time required pursuant to
         Section 5.01(a)(ii)(A), no further payment of Overhead Payments shall be made until such statement is delivered; provided, further, that if payment of Overhead Payments shall be prohibited hereunder solely pursuant to the preceding proviso or due to the occurrence and the continuation of a Specified Default, the amount of such prohibited payments may accrue at the rate set forth above and may be deemed owing and may be paid only at any subsequent time that no Specified Default shall have occurred and be continuing or the statement referred to in the preceding proviso is delivered, as the case may be; and provided, further, that the calculation of the total Overhead Payments payable in any given month for purposes of the first proviso to this Section shall not give effect to any payment pursuant to clause (a) of such proviso made in such month or any deduction pursuant to clause (b) of such proviso made in such month, or any payment of Overhead Payments accrued in respect of a prior month pursuant to the third proviso to this Section but paid during the given month; and (iii) payment to MPAN of any management fees from the Oakwood Facilities as and when received by the Borrowers, net of any costs of the Borrowers incurred with respect to the Oakwood Facilities. In the event of a sale of or other termination of MPAN's supervisory services with respect to any Healthcare Facility in any month, the aggregate amount of any Overhead Payments payable with respect to such month shall be adjusted to reflect the exclusion of the "Revenues" attributable to such Healthcare Facility from the amount of "Revenues" on which Overhead Payments are calculated. Anything contained herein or in any other Financing Document to the contrary notwithstanding, the provisions of this Section 7.07 restricting payment of Overhead Payments by the Borrowers during the continuance of Specified Defaults and permitting payment of Overhead Payments by the Borrowers during the continuance of other Events of Default shall not be deemed or construed as in any way limiting the rights and remedies otherwise available to the Agents and the Lenders under the Financing Documents and under Applicable Law upon and after the occurrence of any Default or Event of Default. Nothing in this Agreement or any of the other Financing Documents shall be construed as or deemed a waiver, release or discharge by any party hereto of any right to modify, assume or assign the management agreement of the Borrowers with respect to the Oakwood Facilities. The Borrowers shall not make any Investments (including any working capital investments) in the Oakwood Facilities after the Closing Date."

                  On and after the Thirteenth Amendment Effective Date (as defined below), each reference in the DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the DIP Credit Agreement, and each reference in the other Financing Documents to the "DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the DIP Credit

Agreement, shall mean and be a reference to the DIP Credit Agreement as amended through the date thereof, including by this Thirteenth Amendment to Debtor-In-Possession Credit Agreement (this "THIRTEENTH AMENDMENT"; the DIP Credit Agreement, as so amended, being the "AMENDED AGREEMENT").

                  Without limiting the generality of the provisions of Section
11.05 of the DIP Credit Agreement, the amendment set forth above shall be limited precisely as written, and nothing in this Thirteenth Amendment shall be deemed to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the DIP Credit Agreement or any of such other Financing Documents. Except as specifically amended by this Thirteenth Amendment, the DIP Credit Agreement and such other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  In order to induce Lenders to enter into this Thirteenth Amendment, each Borrower, by its execution of a counterpart of this Thirteenth Amendment, represents and warrants that, subject to obtaining the approval of the Court to the execution, delivery and performance of this Thirteenth Amendment, (a) such Borrower has the corporate or other power and authority and all material Governmental Approvals required to enter into this Thirteenth Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement, (b) the execution and delivery of this Thirteenth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate or other action on the part of such Borrower, (c) the execution and delivery by such Borrower of this Thirteenth Amendment and the performance by such Borrower of the Amended Agreement do not and will not contravene, or violate, any Applicable Laws (including an applicable order of the Court) or any provision of its Organizational Documents, or constitute a default under any agreement or other instrument binding upon it (which default, in the case of such instruments or agreements, would give rise to rights enforceable on a post-Petition Date basis) or result in or require the imposition of any Liens (other than the Liens created by the Collateral Documents) on any of its assets, (d) the execution and delivery by such Borrower of this Thirteenth Amendment and the performance by such Borrower of the Amended Agreement do not and will not require any action by or in respect of, or filing with, any governmental body, agency or official, (e) this Thirteenth Amendment and the Amended Agreement have been duly executed and delivered by such Borrower and constitute the valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, except as may be limited by general principles of equity, and
(f) after giving effect to this Thirteenth Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Thirteenth Amendment that would constitute a Default.

                  This Thirteenth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Thirteenth Amendment shall become effective (the date of such effectiveness being the "THIRTEENTH AMENDMENT EFFECTIVE DATE") as of November 1, 2001 provided the following conditions shall have been met: (a) the Borrowers and each of the Lenders shall have executed counterparts of this Thirteenth Amendment and the Borrowers and the Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery thereof, (b) the Administrative Agent shall have received from the


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


Borrowers, for distribution to the undersigned Lenders in accordance with their respective Percentages, an amendment fee of 1% of the aggregate Tranche A Commitments of such Lenders after giving effect to this Thirteenth Amendment,
(c) PNC Bank, National Association, as administrative agent under the Existing Credit Facilities (the "PREPETITION AGENT"), shall have received an adequate protection payment from the Borrower in the amount of seven million five hundred thousand dollars ($7,500,000), for the ratable benefit of each of the Existing Lenders, in partial satisfaction of the Prepetition Indebtedness due under the Existing Credit Facilities (to be applied by the Prepetition Agent in accordance with the terms of the Existing Credit Facilities), (d) the Court shall have entered an order, in form and substance satisfactory to the Lenders, approving this Thirteenth Amendment, the amendment fee and the adequate protection payment referenced above, and (e) the Administrative Agent shall have received evidence satisfactory to it that all outstanding statements of O'Melveny & Myers LLP, Houlihan Lokey Howard & Zukin, and Deloitte Consulting, L.L.C. that are received by MHG prior to 12:00 Noon (New York City time) on November 2, 2001 have been paid in full.

                  THIS THIRTEENTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


                  [Remainder of page intentionally left blank]

BORROWERS:                 MARINER HEALTH GROUP, INC.
                           AID & ASSISTANCE, INC.
                           BEECHWOOD HERITAGE RETIREMENT COMMUNITY, INC.
                           BRIDE BROOK NURSING & REHABILITATION CENTER,
                                INC.
                           COMPASS PHARMACY SERVICES, INC.
                           COMPASS PHARMACY SERVICES OF MARYLAND, INC.
                           COMPASS PHARMACY SERVICES OF TEXAS, INC.
                           CYPRESS NURSING FACILITY, INC.
                           LONG RIDGE NURSING AND REHABILITATION CENTER,
                                INC.
                           LONGWOOD REHABILITATION CENTER, INC.
                           MARINER HEALTH AT BONIFAY, INC.
                           MARINER HEALTH CARE, INC.
                           MARINER HEALTH CARE OF ATLANTIC SHORES, INC.
                           MARINER HEALTH CARE OF DELAND, INC.
                           MARINER HEALTH CARE OF FORT WAYNE, INC.
                           MARINER HEALTH CARE OF GREATER LAUREL, INC.
                           MARINER HEALTH CARE OF INVERNESS, INC.
                           MARINER HEALTH CARE OF LAKE WORTH, INC.
                           MARINER HEALTH CARE OF MACCLENNY, INC.
                           MARINER HEALTH CARE OF METROWEST, INC.
                           MARINER HEALTH CARE OF NASHVILLE, INC.
                           MARINER HEALTH CARE OF NORTH HILLS, INC.
                           MARINER HEALTH CARE OF ORANGE CITY, INC.
                           MARINER HEALTH CARE OF PALM CITY, INC.
                           MARINER HEALTH CARE OF PINELLAS POINT, INC.
                           MARINER HEALTH CARE OF PORT ORANGE, INC.
                           MARINER HEALTH CARE OF SOUTHERN CONNECTICUT,
                                INC.
                           MARINER HEALTH CARE OF TOLEDO, INC.
                           MARINER HEALTH CARE OF TUSKAWILLA, INC.
                           MARINER HEALTH CARE OF WEST HILLS, INC.
                           MARINER HEALTH CENTRAL, INC.
                           MARINER HEALTH HOME CARE, INC.
                           MARINER HEALTH OF FLORIDA, INC.
                           MARINER HEALTH OF JACKSONVILLE, INC.
                           MARINER HEALTH OF MARYLAND, INC.
                           MARINER HEALTH OF ORLANDO, INC.
                           MARINER HEALTH OF PALMETTO, INC.
                           MARINER HEALTH OF SEMINOLE COUNTY, INC.
                           MARINER HEALTH OF TAMPA, INC.
                           MARINER HEALTH RESOURCES, INC.
                           MARINER PHYSICIAN SERVICES, INC.
                           MARINER PRACTICE CORPORATION
                           MARINER - REGENCY HEALTH PARTNERS, INC.
                           MARINERSELECT STAFFING SOLUTIONS, INC.
                           MARINER SUPPLY SERVICES, INC.
                           MEDREHAB, INC.

                           MEDREHAB OF INDIANA, INC.
                           MEDREHAB OF LOUISIANA, INC.
                           MEDREHAB OF MISSOURI, INC.
                           MERRIMACK VALLEY NURSING & REHABILITATION
                                CENTER, INC.
                           METHUEN NURSING & REHABILITATION CENTER, INC. MHC REHAB. CORP.
                           MHC TRANSPORTATION, INC.
                           MYSTIC NURSING & REHABILITATION CENTER, INC.
                           NATIONAL HEALTH STRATEGIES, INC.
                           PARK TERRACE NURSING & REHABILITATION CENTER,
                                INC.
                           PENDLETON NURSING & REHABILITATION CENTER, INC. PINNACLE CARE CORPORATION
                           PINNACLE CARE CORPORATION OF HUNTINGTON
                           PINNACLE CARE CORPORATION OF NASHVILLE
                           PINNACLE CARE CORPORATION OF SENECA
                           PINNACLE CARE CORPORATION OF SUMTER
                           PINNACLE CARE CORPORATION OF WILLIAMS BAY
                           PINNACLE CARE CORPORATION OF WILMINGTON
                           PINNACLE CARE MANAGEMENT CORPORATION
                           PINNACLE PHARMACEUTICALS, INC.
                           PINNACLE PHARMACEUTICAL SERVICES, INC.
                           PINNACLE REHABILITATION, INC.
                           PINNACLE REHABILITATION OF MISSOURI, INC.
                           PRISM CARE CENTERS, INC.
                           PRISM HEALTH GROUP, INC.
                           PRISM HOME CARE COMPANY, INC.
                           PRISM HOME CARE, INC.
                           PRISM HOME HEALTH SERVICES, INC.
                           PRISM HOSPITAL VENTURES, INC.
                           PRISM REHAB SYSTEMS, INC.
                           REGENCY HEALTH CARE CENTER OF SEMINOLE COUNTY,
                                INC.
                           SASSAQUIN NURSING & REHABILITATION CENTER, INC. TAMPA MEDICAL ASSOCIATES, INC.
                           THE OCEAN PHARMACY, INC.
                           TRI-STATE HEALTH CARE, INC.
                           WINDWARD HEALTH CARE, INC.


                           BY: /s/ Boyd P. Gentry
                              -------------------------------------------------
                              Boyd P. Gentry
                              Vice President for each of the
                              foregoing Borrowers

                           IHS REHAB PARTNERSHIP, LTD.


                           BY: MARINER HEALTH CARE OF NASHVILLE, INC.,
                               its General Partner

                               By: /s/ Boyd P. Gentry
                                  ---------------------------------------------
                               Name: Boyd P. Gentry
                               Title:  Senior VP and Treasurer


                           MARINER HEALTH PROPERTIES IV, LTD.


                           BY: MARINER HEALTH OF FLORIDA, INC.,
                               its General Partner

                               By: /s/ Boyd P. Gentry
                                  ---------------------------------------------
                               Name: Boyd P. Gentry
                               Title:  Senior VP and Treasurer


                           MARINER HEALTH PROPERTIES VI, LTD.


                           BY: MARINER HEALTH OF FLORIDA, INC.,
                               its General Partner

                               By: /s/ Boyd P. Gentry
                                  ---------------------------------------------
                               Name: Boyd P. Gentry
                               Title:  Senior VP and Treasurer


                           SEVENTEENTH STREET ASSOCIATES LIMITED PARTNERSHIP


                           BY: TRI-STATE HEALTH CARE, INC.,
                               its General Partner

                               By: /s/ Boyd P. Gentry
                                  ---------------------------------------------
                               Name: Boyd P. Gentry
                               Title:  Senior VP and Treasurer

                           ALLEGIS HEALTH AND LIVING CENTER AT HERITAGE
                                HARBOUR, L.L.C.


                           BY: MARINER HEALTH OF MARYLAND, INC.,
                               its General Partner

                               By: /s/ Boyd P. Gentry
                                  ---------------------------------------------
                               Name: Boyd P. Gentry
                               Title:  Senior VP and Treasurer

AGENTS AND LENDERS:        PNC BANK, NATIONAL ASSOCIATION,
                           Individually as a Continuing Lender and as Administrative Agent, Collateral Agent and
                           LC Issuing Bank


                           By:
                              -------------------------------------------------
                           Name:
                           Title:

                           FIRST UNION NATIONAL BANK,
                           individually as a Continuing Lender and
                           as Syndication Agent


                           By:
                              -------------------------------------------------
                           Name:
                           Title:


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


                           CREDIT LYONNAIS NEW YORK BRANCH,
                           individually as a Continuing Lender


                           By:
                              -------------------------------------------------
                           Name:
                           Title:

                           BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC. individually as a Continuing Lender


                           By:
                              -------------------------------------------------
                           Name:
                           Title:

                           By:
                              -------------------------------------------------
                           Name:
                           Title:


                                      S-4